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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of M/I Schottenstein Homes, Inc. (the "Company") of Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Irving E. Schottenstein, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   1) The Report fully complies with the requirements of the section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

   2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Irving E. Schottenstein                              Date: November 13, 2002
------------------------------------
Irving E. Schottenstein
Chairman and Chief Executive Officer


In connection with the Quarterly Report of M/I Schottenstein Homes, Inc. (the "Company") of Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip G. Creek, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   1) The Report fully complies with the requirements of the section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

   2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Phillip G. Creek                                   Dated: November 13, 2002
---------------------------------
Phillip G. Creek
Senior Vice President, Chief
  Financial Officer and Treasurer